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                                                                    Exhibit 99.2


                            REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 13, 1997, among VISUAL EDGE SYSTEMS, INC., a Delaware corporation (the "Company"), and the other undersigned parties hereto, (collectively, the "Funds").

    1. INTRODUCTION. The Company and the Funds have today executed that certain Bridge Securities Purchase Agreement (the "Note Purchase Agreement"), pursuant to which the Company has agreed, among other things, to issue an aggregate of $7.5 million (U.S.) principal amount of 8.25% Convertible Exchangable Bridge Notes of the Company (the "Notes") to the Funds or their successors, assigns or transferees (collectively, the "Holders"). The Notes are convertible into an indeterminable number of shares (the "Note Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to the terms of the Notes. The Notes are also mandatorily exchangeable after January 1, 1998 into certain shares of the Company's convertible preferred stock (the "Preferred Stock"), which such shares of Preferred Stock shall be convertible into an indeterminable number of shares (the "Stock Conversion Shares") of the Company's Common Stock, pursuant to the terms of the applicable Certificate of Designation. In addition, pursuant to the terms of the Note Purchase Agreement and the transactions contemplated thereby, the Company has issued to the Funds (i) an aggregate of 93,677 shares of Common Stock (the "Grant Shares") and (ii) Common Stock Purchase Warrants exercisable for an aggregate 100,000 shares of Common Stock (the "Warrant Shares"). The Company has agreed to issue an indeterminable number of additional shares of Common Stock (the "Additional Grant Shares") on or before January 5, 1998, upon the occurrence of certain events specified in the Note Purchase Agreement. The number of Note Conversion Shares, Stock Conversion Shares, Grant Shares, Warrant Shares and Additional Grant Shares (collectively, the "Securities") is subject to adjustment upon the occurrence of stock splits, recapitalizations and similar events occurring after the date hereof. The Company represents and warrants that the Company's Common Stock is currently eligible for trading on the Nasdaq Stock Market's SmallCap Market ("SmallCap Market") under the symbol "EDGE". This Agreement shall become effective upon the issuance of the Notes to any of the Holders pursuant to the Note Purchase Agreement. Certain capitalized terms used in this Agreement are defined in
Section 3 hereof; references to sections shall be to sections of this Agreement.

    2.   REGISTRATION UNDER SECURITIES ACT, ETC.

    2.1  REGISTRATION ON REQUEST.

         (A) GRANT SHARE REGISTRATION. As soon as practicable after July 24, 1997, but in any event, prior to July 28, 1997, demand for which is hereby given and acknowledged, the Company shall prepare and file a registration statement to effect the registration under the Securities Act of all, but not less than all, of the Registrable Securities which relate to the Grant Shares; all to the extent requisite to permit the public resale of the Grant Shares to be so registered. The Company shall use its best efforts to cause the Registration Statement which is the subject of this Section 2.1(a) (the "Grant Share Registration Statement") to be declared effective by the Commission upon the earlier to occur of (i) fifty (50) days after the original


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filing thereof and (2) five (5) days after receipt of a "no review" or similar letter from the Commission.

         (B) NOTE CONVERSION SHARE, STOCK CONVERSION SHARE, WARRANT SHARE AND ADDITIONAL GRANT SHARE REGISTRATION. On or before November 15, 1997, demand for which is hereby given and acknowledged, the Company shall effect the registration under the Securities Act of all, but not less than all, of the Registrable Securities which relate (or, because of the indeterminable number thereof, which could reasonably be deemed to relate) to the Note Conversion Shares, Stock Conversion Shares, Warrant Shares or Additional Grant Shares (the "Other Shares"); all to the extent requisite to permit the public disposition of such Registrable Securities so to be registered. The Company shall use its best efforts to cause the Registration Statement which is the subject of this
Section 2.1(b) (the "Second Registration Statement") to be declared effective by the Commission upon the earlier to occur of (i) January 12, 1998 and (ii) five
(5) days after receipt of a "no review" or similar letter from the Commission. Nothing contained herein shall be deemed to limit the number of Other Shares to be registered by the Company hereunder. As a result, should the Second Registration Statement not relate to the maximum number of Other Shares acquired by (or potentially acquirable by) the holders thereof upon conversion of the Note, conversion of the Preferred Stock, exercise of the Warrant or in connection with the issuance of Additional Grant Shares, the Company shall be required to file a separate registration statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Other Shares which then remain unregistered (provided at least 25,000 Other Shares remain unregistered). The provisions of this Agreement shall relate to such separate registration statement as if it were an amendment to the Second Registration Statement.

         (C)  REGISTRATION STATEMENT FORM.  Registrations under this Section
2.1 shall be on such appropriate registration form of the Commission (i) as shall be reasonably selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Funds' request for such registration.

         (D) EXPENSES. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

         (E) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the Commission or other governmental agency or court for any reason, (iii) if, after it has become effective, such registration ceases to be effective or useful to the sellers of the


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Registrable Securities for more than an aggregate of ninety (90) days or (iv)
the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Holders.

         (F) SELECTION OF UNDERWRITERS. The offerings requested may be, at the option of a majority (by number of Securities ) of the holders of the Registrable Securities so included, an underwritten offering and the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of Securities) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company.

         (G) PRIORITY IN REQUESTED REGISTRATIONS. If a registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities, pro rata among such holders on the basis of the number of such securities held (or then acquirable upon conversion of the Securities) by such holders. In connection with any registration in which any Registrable Securities requested for inclusion are excluded, no securities other than Registrable Securities shall be covered by such registration.

    2.2  INCIDENTAL REGISTRATION.

         (A) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If at any time after January 1, 1998 but before the fifth anniversary of the date hereof the Company proposes to register any of its securities under the Securities Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2.1), on an underwritten basis (either best-efforts or firm-commitment) it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of up to that number of Registrable Securities equal to that number of Note Conversion Shares acquirable upon conversion of up to 75% of the original principal amount of the Notes which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give


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written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2. The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

         (B) PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter of the underwritten offering contemplated by this Section 2.2 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the holders of Registrable Securities shall have priority to all shares sought to be included by officers and directors of the Company as well as holders of ten percent (10%) or more of the Company's Common Stock.

    2.3 REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company shall, as expeditiously as possible:

         (i) prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to be declared effective by the Commission, as soon as practicable, but in any event no later than the First Required Effectiveness Date or Second Required Effectiveness Date, as applicable, provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected


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    by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

        (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of (I) (A) with respect to the Grant Share Registration Statement, two (2) years after the date of this Agreement, (B) with respect to the Second Registration Statement, five (5) years after the date of this Agreement, and (C) with respect to a registration statement described in Section 2.2 above, the time period determined by the Company and (II) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or otherwise;

       (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the Registrable Securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

        (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


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              (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, and the underwriters, if any, of (except for the Grant Share Registration Statement and Second Registration Statement):

                   (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                   (y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

       (vii) notify the holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

              (v) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

              (w) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

              (x) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;


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              (y)  if at any time the representations and warranties of the
           Company made as contemplated by Section 2.4 below cease to be true and correct in all material respects;

              (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

      (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

        (ix) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

         (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

        (xi) except for a registration statement described in Section 2.2 above, enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in writing (at the expense of such Sellers) in order to expedite or facilitate the disposition of such Registrable Securities; and

       (xii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and


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the distribution of such securities as the Company may from time to time reasonably request in writing.

    The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

    The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby.

    Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

    If any such registration statement refers to any Holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     2.4  UNDERWRITTEN OFFERINGS.

          (A) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the


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foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in such registration statement or representations, warranties and agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (B)  [INTENTIONALLY LEFT BLANK].

          (C)  HOLDBACK AGREEMENTS.

          (i) Subject to such other reasonable requirements as may be imposed by the underwriter as a condition of inclusion of a holder's Registrable Securities in the registration statement, each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however, such period shall not exceed the 120 day period commencing 30 days prior to the commencement of such underwritten offering and ending 90 days following the completion of such underwritten offering.

     (D) PARTICIPATION IN UNDERWRITTEN OFFERINGS. No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the related registration statement or representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

     2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration


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statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6  [INTENTIONALLY LEFT BLANK]

     2.7  INDEMNIFICATION.

          (A) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such


REGISTRATION RIGHTS AGREEMENT-PAGE 10
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

Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (B) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (C) NOTICES OF CLAIMS. ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment


REGISTRATION RIGHTS AGREEMENT-PAGE 11
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

or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (D) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities (but only if and to the extent required pursuant to the terms of 2.7(b)) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (E)  INDEMNIFICATION PAYMENTS.  The indemnification required by this
Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (F) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this Section 2.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Note Purchase Agreement and the Warrants bear to the gain, if any, realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (b) of this Section 2.7 had been available under the circumstances.


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

     The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this
Section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     'COMMISSION": The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "COMMON STOCK": As defined in Section 1.

     "COMPANY":  As defined in the introductory paragraph of this Agreement.

     "CONVERSION SHARES":  As defined in Section 1.

     "EXCHANGE ACT": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "NOTES": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Notes.

     "NOTE PURCHASE AGREEMENT":  As defined in Section 1.

     "PERSON": A corporation, association, partnership, organization, business, individual, governmental or political subdivision thereof or a governmental agency.


REGISTRATION RIGHTS AGREEMENT-PAGE 13
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

     "PREFERRED STOCK": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Preferred Stock.

     "REGISTRABLE SECURITIES": The Securities and any securities issued or issuable with respect to such Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall have ceased to be outstanding, or (e) on the fifth anniversary of this Agreement.

     "REGISTRATION EXPENSES": All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all stock exchange and SmallCap Market listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one law firm (not to exceed $25,000) retained by the holder or holders of more than 50% of the Registrable Securities, premiums and other costs of policies of insurance of the Company against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

     "SECURITIES ACT": The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     4. RULE 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and


REGISTRATION RIGHTS AGREEMENT-PAGE 14
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

will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this
Section 4.

     5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent is sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     7. NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Note Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.


REGISTRATION RIGHTS AGREEMENT-PAGE 15
(VISUAL EDGE)

     8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions. contained herein.

     9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     11. COUNTERPARTS. This Agreement may be executed by facsimile and may be signed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     14. SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.




                               [SIGNATURE PAGE FOLLOWS]


REGISTRATION RIGHTS AGREEMENT-PAGE 16
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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   VISUAL EDGE SYSTEMS INC.

                                   By: /s/ Alan Lubell
                                      ------------------------------------------
                                   Name:   Alan Lubell
                                        ----------------------------------------
                                   Title:  Chairman of the Board
                                         ---------------------------------------

                                   Address:       2424 North Federal Highway
                                                  Suite 100
                                                  Boca Raton, Florida 33431
                                   Telephone:     (514) 937-0787
                                   Fax:           (514) 937-0286
                                   Attn:          Earl Takefman

     With a copy to:               David W. Pollak, Esq.
                                   Morgan, Lewis & Bockius, LLP
                                   101 Park Avenue
                                   New York, New York 10178
                                   Fax:  (212) 309-6058
                                   Attn:          Earl Takefman

                                   INFINITY INVESTORS LIMITED

                                   By: /s/ J. A. Loughran
                                      ------------------------------------------
                                   Name:   J. A. Loughran
                                        ----------------------------------------
                                   Title:  Director
                                         ---------------------------------------

                                   Address:       27 Wellington Road
                                                  Cork, Ireland
                                   Telephone:     353-21-501-109
                                   Fax:           353-21-501-255
                                   Attn:          J. A. Loughran

     With a copy to:               HW Partners, L.P.
                                   1601 Elm Street
                                   4000 Thanksgiving Tower
                                   Dallas, Texas 75201
                                   Telephone:  (214) 720-1600
                                   Fax:  (214) 720-1662
                                   Attn.:  Barrett Wissman


REGISTRATION RIGHTS AGREEMENT-PAGE 17
(VISUAL EDGE)

                                   INFINITY EMERGING
                                   OPPORTUNITIES LIMITED

                                   By: /s/ J. A. Loughran
                                      ------------------------------------------
                                   Name:   J. A. Loughran
                                        ----------------------------------------
                                   Title:  Director
                                         ---------------------------------------

                                   Address:       27 Wellington Road
                                                  Cork, Ireland
                                   Telephone:     353-21-501-109
                                   Fax:           353-21-501-255
                                   Attn:          J. A. Loughran

     With a copy to:               HW Partners, L.P.
                                   1601 Elm Street
                                   4000 Thanksgiving Tower
                                   Dallas, Texas 75201
                                   Telephone:  (214) 720-1600
                                   Fax:  (214) 720-1662
                                   Attn.:  Barrett Wissman

                                   SANDERA PARTNERS, L.P.

                                   By:  Sandera Capital Management, L.P.,
                                        its General Partner

                                        By:  Sandera Capital, L.L.C.,
                                             its General Partner

                                             By: /s/ Clark K. Hunt
                                                --------------------------------
                                             Name:   Clark K. Hunt
                                                  ------------------------------
                                             Title:  Managing Director
                                                   -----------------------------

                                   Address:  1601 Elm Street
                                             4000 Thanksgiving Tower
                                             Dallas, Texas 75201
                                             Telephone: (214) 720-1600
                                             Fax:  (214) 720-1662
                                             Attn.:  Barrett Wissman


REGISTRATION RIGHTS AGREEMENT-PAGE 18
(VISUAL EDGE)

     With a copy to:               HW Partners, L.P.
                                   1601 Elm Street
                                   4000 Thanksgiving Tower
                                   Dallas, Texas 75201
                                   Telephone:  (214) 720-1600
                                   Fax:  (214) 720-1662
                                   Attn.:  Barrett Wissman

                                   LION CAPITAL PARTNERS, L.P.

                                   By:  Mountain Capital Management,
                                        L.L.C., its General Partner

                                        By: /s/ Clark K. Hunt
                                           -------------------------------------
                                        Name:   Clark K. Hunt
                                             -----------------------------------
                                        Title:  Managing Director
                                              ----------------------------------

                                   Address:       1601 Elm Street
                                                  4000 Thanksgiving Tower
                                                  Dallas, Texas 75201
                                                  Telephone: (214) 720-1600
                                                  Fax:  (214) 720-1662
                                                  Attn.:  Barrett Wissman

     With a copy to:               HW Partners, L.P.
                                   1601 Elm Street
                                   4000 Thanksgiving Tower
                                   Dallas, Texas 75201
                                   Telephone:  (214) 720-1600
                                   Fax:  (214) 720-1662
                                   Attn.:  Barrett Wissman


REGISTRATION RIGHTS AGREEMENT-PAGE 19
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